UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
AMENDMENT NO. 3

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

JUNE 30, 2003
Date of Report (Date of earliest event reported)

IMAGE INNOVATIONS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-50119	91-1898414
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

SUITE 1109, 100 PARK ROYAL
WEST VANCOUVER, BRITISH COLUMBIA, CANADA	V7T 1A2
(Address of principal executive offices)	(Zip Code)

604-925-5283
Registrant's telephone number, including area code

BUSANDA EXPLORATIONS INC.
1550 OSTLER COURT
NORTH VANCOUVER, BRITISH COLUMBIA, CANADA V7G 2P1
(Former name or former address, if changed since last report)

THIS AMENDMENT NO. 3 TO CURRENT REPORT ON FORM 8-K AMENDS THE CURRENT REPORT ON FORM 8-K FILED BY IMAGE INNOVATIONS HOLDINGS INC., FORMERLY BUSANDA EXPLORATIONS INC., A NEVADA CORPORATION, (THE “COMPANY”) ON JULY 11, 2003, AS AMENDED, TO AMEND ITEM 7. TO INCLUDE REVISED AUDITED FINANCIAL STATEMENTS OF IMAGE INNOVATIONS INC. AND REVISED PRO FORMA FINANCIAL STATEMENTS.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

Included herein as Exhibit 99.1 to this Amendment No. 3 to Current Report on Form 8-K are the following audited financial statements of Image Innovations prepared in accordance with United States generally accepted accounting principals:

1.	Audit Report of Clyde Bailey, P.C. dated June 25, 2003;
2.	Balance Sheet as at March 31, 2003;
3.	Statement of Operations for the period from January 14, 2003 to March 31, 2003;
4.	Statement of Stockholders Equity as at March 31, 2003;
5.	Statement of Cash Flows for the period from January 14, 2003 to March 31, 2003;
6.	Notes to Financial Statements.

(b)      Pro forma Financial Information.

Included herein as Exhibit 99.2 to this Amendment No. 3 to Current Report on Form 8-K are the following unaudited pro-forma consolidated financial statements showing the effect of the acquisition of Image Innovations by the Registrant:

1.	Compilation report of Clyde Bailey, P.C.;
2.	pro-forma consolidated balance sheet as at March 31, 2003;
3.	pro-forma consolidated statement of loss for the three months ended March 31, 2003;
4.	notes to the pro-forma consolidated financial statements.

(c)      Exhibits.

Exhibit	Description

10.1	Offer Letter dated June 23, 2003 to the shareholders of Image Innovations Inc. to acquire all of the issued and outstanding shares of Image Innovations Inc., a Delaware corporation.(1)

10.2	Loan Agreement dated January 14, 2003 between H.E. Capital SA and Image Innovations Inc.(2)

99.1	Audited Financial Statements of Image Innovations Holdings Inc. (3)

99.2	Pro-Forma Consolidated Financial Statements (3)

(1)	Previously filed with the Securities and Exchange Commission as an exhibit to our Current Report on Form 8-K filed on July 11, 2003.

(2)	Previously filed with the Securities and Exchange Commission as an exhibit to our Amendment No. 2 to Current Report on Form 8-K filed on September 23, 2003

(3)	Filed as an Exhibit to this Amendment No. 3 to Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE INNOVATIONS HOLDINGS INC.

Date: February 19, 2004
	By:	/s/ Alain Kardos
ALAIN KARDOS
PRESIDENT AND
CHIEF EXECUTIVE OFFICER